INCOME TAX	6 Months Ended
Jun. 30, 2021
Income Taxes [Abstract]
INCOME TAX
NOTE 8 - INCOME TAX
Income tax expense or benefit is recognized based on the best estimate of the weighted average annual income tax rate expected for the full year. The tax rate applied at June 30, 2021 was impacted by non-recurring transactions and changes in the allocation of income or loss by country.